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                                                                   EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we consent to the incorporation by reference in this Registration Statement of our report dated January 31, 1996, included in Polaris Industries Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this Registration Statement.

                                         /s/  Arthur Andersen LLP
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                                              ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
June 5, 1996